PROMISSORY NOTE




$10,000.00                                             DATED:  MAY 15, 1996
                                                       ------

PRINCIPAL AMOUNT: Ten Thousand Dollars                 STATE OF: Georgia
----------------                                       --------



         FOR VALUE RECEIVED, the undersigned hereby jointly and severally promise to pay to the order of Mildred M. Gatti the sum of Dollars ($10,000.00), together with interest thereon at the rate of 18.25% per annum on the unpaid balance. Said sum shall be paid in the manner following:

                           June 15, 1996 -           152.08
                           July 15, 1996 -           152.08
                         August 15, 1996 -           152.08
                       September 15,1996 -           152.08
                         October 15,1996 -           152.08
                       November 15, 1996 -        10,152.08

         All payments shall be first applied to interest and the balance to principal. This note may be prepaid at any time, in whole or in part without penalty. All prepayments shall be applied in reverse order of maturity.

         Named beneficiary of this note as designated by the note holder shall be Marchelle M. Nygard.

Signed in the presence of:


/s/ Caroline P. Anderson                   /s/James R. Shaw
------------------------------             ---------------------------------
Witness                                    Borrower - Classic Restaurants Int'l
                                           James R. Shaw, President/CEO

                                    GUARANTEE


The undersigned hereby guarantees unto Mildred M. Gatti ("Note Holder"), and his successors and assigns, the prompt payment of any and all indebtedness which Classic Restaurants International, Inc., a Colorado corporation ("Debtor"), may now or at any time hereafter owe to Note Holder, together with interest thereon and costs of collection thereof, including reasonable attorney's fees.

Note Holder is hereby given full power to make advances and to cancel, release, make any alterations, renewals, and extensions of, decrease or increase the amount of principal or interest of such indebtedness as Note Holder and Debtor may expressly or impliedly agree upon, or release, decrease, increase, make substitutions of or otherwise alter any collateral or property securing such indebtedness or any part thereof, and otherwise to deal with Debtor or any endorser or co-guarantor as Note Holder may elect, without in any way diminishing, releasing, or discharging the liability hereunder of the undersigned. Such liability shall be continuing and shall only be affected by the payment of Note Holder of the full amount of all indebtedness which may now or any time hereafter be owing from Debtor to Note Holder; provided that no payments made by or on behalf of the undersigned to Note Holder shall be held to discharge or diminish the continuing liability of Debtor hereunder, unless and until written notice is given to Note Holder that such payments are at the time thereof being made for the purpose of liquidating such liability. The liability of the undersigned is not in consideration or contingent upon the liability of any person hereunder or under any similar instrument.

All notices or other communications provided for herein to be sent or given to the undersigned shall be deemed validly and properly given or made if in writing and delivered by hand or certified mail, return receipt requested, postage prepaid, addressed as follows:

                           James R. Shaw
                           1817 Bally Bunion Drive
                           Duluth, Georgia 30155

This Guarantee shall be construed and interpreted according to the laws of the State of Colorado.

                                                   GUARANTOR:



DATE: May 14, 1996                                 /s/James R. Shaw
     --------------------------                    --------------------------
                                                   JAMES R. SHAW
                                                   INDIVIDUALLY

                                 PROMISSORY NOTE




$10,000.00                                             DATED:  MAY 15, 1996
                                                       ------

PRINCIPAL AMOUNT: Ten Thousand Dollars                 STATE OF: Georgia
----------------                                       --------

         FOR VALUE RECEIVED, the undersigned hereby jointly and severally promise to pay to the order of Helen Futch the sum of Dollars ($10,000.00), together with interest thereon at the rate of 18.25% per annum on the unpaid balance. Said sum shall be paid in the manner following:

                           June 15, 1996 -           152.08
                           July 15, 1996 -           152.08
                         August 15, 1996 -           152.08
                       September 15,1996 -           152.08
                         October 15,1996 -           152.08
                       November 15, 1996 -        10,152.08

         All payments shall be first applied to interest and the balance to principal. This note may be prepaid at any time, in whole or in part without penalty. All prepayments shall be applied in reverse order of maturity.

         Named beneficiary of this note as designated by the note holder shall be Deborah Futch.


Signed in the presence of:


/s/ Caroline P. Anderson                   /s/James R. Shaw
------------------------------             ---------------------------------
Witness                                    Borrower - Classic Restaurants Int'l
                                           James R. Shaw, President/CEO

                                    GUARANTEE


The undersigned hereby guarantees unto Helen Futch ("Note Holder"), and his successors and assigns, the prompt payment of any and all indebtedness which Classic Restaurants International, Inc., a Colorado corporation ("Debtor"), may now or at any time hereafter owe to Note Holder, together with interest thereon and costs of collection thereof, including reasonable attorney's fees.

Note Holder is hereby given full power to make advances and to cancel, release, make any alterations, renewals, and extensions of, decrease or increase the amount of principal or interest of such indebtedness as Note Holder and Debtor may expressly or impliedly agree upon, or release, decrease, increase, make substitutions of or otherwise alter any collateral or property securing such indebtedness or any part thereof, and otherwise to deal with Debtor or any endorser or co-guarantor as Note Holder may elect, without in any way diminishing, releasing, or discharging the liability hereunder of the undersigned. Such liability shall be continuing and shall only be affected by the payment of Note Holder of the full amount of all indebtedness which may now or any time hereafter be owing from Debtor to Note Holder; provided that no payments made by or on behalf of the undersigned to Note Holder shall be held to discharge or diminish the continuing liability of Debtor hereunder, unless and until written notice is given to Note Holder that such payments are at the time thereof being made for the purpose of liquidating such liability. The liability of the undersigned is not in consideration or contingent upon the liability of any person hereunder or under any similar instrument.

All notices or other communications provided for herein to be sent or given to the undersigned shall be deemed validly and properly given or made if in writing and delivered by hand or certified mail, return receipt requested, postage prepaid, addressed as follows:

                           James R. Shaw
                           1817 Bally Bunion Drive
                           Duluth, Georgia 30155

This Guarantee shall be construed and interpreted according to the laws of the State of Colorado.

                                                   GUARANTOR:



DATE: May 14, 1996                                 /s/James R. Shaw
     --------------------------                    --------------------------
                                                   JAMES R. SHAW
                                                   INDIVIDUALLY

                                 PROMISSORY NOTE




$8,000.00                                              DATED:  MAY 14, 1996
                                                       ------

PRINCIPAL AMOUNT: Eight Thousand Dollars               STATE OF: Georgia
----------------                                       --------

         FOR VALUE RECEIVED, the undersigned hereby jointly and severally promise to pay to the order of Marguerite A. Gilmore the sum of Dollars ($8,000.00), together with interest thereon at the rate of 18.25% per annum on the unpaid balance. Said sum shall be paid in the manner following:

                           June 14, 1996 -           121.67
                           July 14, 1996 -           121.67
                         August 14, 1996 -           121.67
                       September 14,1996 -           121.67
                         October 14,1996 -           121.67
                       November 14, 1996 -         8,121.67

         All payments shall be first applied to interest and the balance to principal. This note may be prepaid at any time, in whole or in part without penalty. All prepayments shall be applied in reverse order of maturity.

         This note shall at the option of any holder hereof be immediately due and payable upon the failure to make any payment due hereunder within 180 days of its due date.

Signed in the presence of:


/s/ Caroline P. Anderson                   /s/James R. Shaw
------------------------------             ---------------------------------
Witness                                    Borrower - Classic Restaurants Int'l
                                           James R. Shaw, President/CEO

                                    GUARANTEE


The undersigned hereby guarantees unto Marguerite A. Gilmore ("Note Holder"), and his successors and assigns, the prompt payment of any and all indebtedness which Classic Restaurants International, Inc., a Colorado corporation ("Debtor"), may now or at any time hereafter owe to Note Holder, together with interest thereon and costs of collection thereof, including reasonable attorney's fees.

Note Holder is hereby given full power to make advances and to cancel, release, make any alterations, renewals, and extensions of, decrease or increase the amount of principal or interest of such indebtedness as Note Holder and Debtor may expressly or impliedly agree upon, or release, decrease, increase, make substitutions of or otherwise alter any collateral or property securing such indebtedness or any part thereof, and otherwise to deal with Debtor or any endorser or co-guarantor as Note Holder may elect, without in any way diminishing, releasing, or discharging the liability hereunder of the undersigned. Such liability shall be continuing and shall only be affected by the payment of Note Holder of the full amount of all indebtedness which may now or any time hereafter be owing from Debtor to Note Holder; provided that no payments made by or on behalf of the undersigned to Note Holder shall be held to discharge or diminish the continuing liability of Debtor hereunder, unless and until written notice is given to Note Holder that such payments are at the time thereof being made for the purpose of liquidating such liability. The liability of the undersigned is not in consideration or contingent upon the liability of any person hereunder or under any similar instrument.

All notices or other communications provided for herein to be sent or given to the undersigned shall be deemed validly and properly given or made if in writing and delivered by hand or certified mail, return receipt requested, postage prepaid, addressed as follows:

                           James R. Shaw
                           1817 Bally Bunion Drive
                           Duluth, Georgia 30155

This Guarantee shall be construed and interpreted according to the laws of the State of Colorado.

                                                   GUARANTOR:



DATE: 5/23/96                                      /s/James R. Shaw
     --------------------------                    --------------------------
                                                   JAMES R. SHAW
                                                   INDIVIDUALLY

                                 PROMISSORY NOTE




$40,000.00                                             DATED:  MAY 15, 1996
                                                       ------

PRINCIPAL AMOUNT: Forty Thousand Dollars               STATE OF: Georgia
----------------                                       --------

         FOR VALUE RECEIVED, the undersigned hereby jointly and severally promise to pay to the order of Evelyn A. Kuntz the sum of Dollars ($40,000.00), together with interest thereon at the rate of 18.25% per annum on the unpaid balance. Said sum shall be paid in the manner following:

                           June 15, 1996 -           608.33
                           July 15, 1996 -           608.33
                         August 15, 1996 -           608.33
                       September 15,1996 -           608.33
                         October 15,1996 -           608.33
                       November 15, 1996 -        40,608.33

         All payments shall be first applied to interest and the balance to principal. This note may be prepaid at any time, in whole or in part without penalty. All prepayments shall be applied in reverse order of maturity.

         This note shall at the option of any holder hereof be immediately due and payable upon the failure to make any payment due hereunder within 180 days of its due date.

Signed in the presence of:


 5/23/96                                   /s/James R. Shaw
------------------------------             ---------------------------------
Witness                                    Borrower - Classic Restaurants Int'l
/s/ Caroline P. Anderson                   James R. Shaw, President/CEO

                                    GUARANTEE


The undersigned hereby guarantees unto Evelyn A. Kuntz ("Note Holder"), and his successors and assigns, the prompt payment of any and all indebtedness which Classic Restaurants International, Inc., a Colorado corporation ("Debtor"), may now or at any time hereafter owe to Note Holder, together with interest thereon and costs of collection thereof, including reasonable attorney's fees.

Note Holder is hereby given full power to make advances and to cancel, release, make any alterations, renewals, and extensions of, decrease or increase the amount of principal or interest of such indebtedness as Note Holder and Debtor may expressly or impliedly agree upon, or release, decrease, increase, make substitutions of or otherwise alter any collateral or property securing such indebtedness or any part thereof, and otherwise to deal with Debtor or any endorser or co-guarantor as Note Holder may elect, without in any way diminishing, releasing, or discharging the liability hereunder of the undersigned. Such liability shall be continuing and shall only be affected by the payment of Note Holder of the full amount of all indebtedness which may now or any time hereafter be owing from Debtor to Note Holder; provided that no payments made by or on behalf of the undersigned to Note Holder shall be held to discharge or diminish the continuing liability of Debtor hereunder, unless and until written notice is given to Note Holder that such payments are at the time thereof being made for the purpose of liquidating such liability. The liability of the undersigned is not in consideration or contingent upon the liability of any person hereunder or under any similar instrument.

All notices or other communications provided for herein to be sent or given to the undersigned shall be deemed validly and properly given or made if in writing and delivered by hand or certified mail, return receipt requested, postage prepaid, addressed as follows:

                           James R. Shaw
                           1817 Bally Bunion Drive
                           Duluth, Georgia 30155

This Guarantee shall be construed and interpreted according to the laws of the State of Colorado.

                                                   GUARANTOR:



DATE: 5/23/96                                      /s/James R. Shaw
     --------------------------                    --------------------------
                                                   JAMES R. SHAW
                                                   INDIVIDUALLY

                                 PROMISSORY NOTE




$1,500.00                                              DATED:  MAY 20, 1996
                                                       ------

PRINCIPAL AMOUNT: Fifteen Hundred Dollars              STATE OF: Georgia
----------------                                       --------

         FOR VALUE RECEIVED, the undersigned hereby jointly and severally promise to pay to the order of Arthur L. Dutton the sum of Dollars ($1,500.00), together with interest thereon at the rate of 18.25% per annum on the unpaid balance. Said sum shall be paid in the manner following:

                           June 20, 1996 -           22.81
                           July 20, 1996 -           22.81
                         August 20, 1996 -           22.81
                       September 20,1996 -           22.81
                         October 20,1996 -           22.81
                       November 20, 1996 -        1,522.81

         All payments shall be first applied to interest and the balance to principal. This note may be prepaid at any time, in whole or in part without penalty. All prepayments shall be applied in reverse order of maturity.

         This note shall at the option of any holder hereof be immediately due and payable upon the failure to make any payment due hereunder within 180 days of its due date.

Signed in the presence of:


/s/ Caroline P. Anderson                   /s/James R. Shaw
------------------------------             ---------------------------------
Witness                                    Borrower - Classic Restaurants Int'l
                                           James R. Shaw, President/CEO

                                    GUARANTEE


The undersigned hereby guarantees unto Arthur L. Dutton ("Note Holder"), and his successors and assigns, the prompt payment of any and all indebtedness which Classic Restaurants International, Inc., a Colorado corporation ("Debtor"), may now or at any time hereafter owe to Note Holder, together with interest thereon and costs of collection thereof, including reasonable attorney's fees.

Note Holder is hereby given full power to make advances and to cancel, release, make any alterations, renewals, and extensions of, decrease or increase the amount of principal or interest of such indebtedness as Note Holder and Debtor may expressly or impliedly agree upon, or release, decrease, increase, make substitutions of or otherwise alter any collateral or property securing such indebtedness or any part thereof, and otherwise to deal with Debtor or any endorser or co-guarantor as Note Holder may elect, without in any way diminishing, releasing, or discharging the liability hereunder of the undersigned. Such liability shall be continuing and shall only be affected by the payment of Note Holder of the full amount of all indebtedness which may now or any time hereafter be owing from Debtor to Note Holder; provided that no payments made by or on behalf of the undersigned to Note Holder shall be held to discharge or diminish the continuing liability of Debtor hereunder, unless and until written notice is given to Note Holder that such payments are at the time thereof being made for the purpose of liquidating such liability. The liability of the undersigned is not in consideration or contingent upon the liability of any person hereunder or under any similar instrument.

All notices or other communications provided for herein to be sent or given to the undersigned shall be deemed validly and properly given or made if in writing and delivered by hand or certified mail, return receipt requested, postage prepaid, addressed as follows:

                           James R. Shaw
                           1817 Bally Bunion Drive
                           Duluth, Georgia 30155

This Guarantee shall be construed and interpreted according to the laws of the State of Colorado.

                                                   GUARANTOR:



DATE: 5/23/96                                      /s/James R. Shaw
     --------------------------                    --------------------------
                                                   JAMES R. SHAW
                                                   INDIVIDUALLY

                                 PROMISSORY NOTE




$4,000.00                                              DATED:  MAY 20, 1996
                                                       ------

PRINCIPAL AMOUNT: Four Thousand Dollars                STATE OF: Georgia
----------------                                       --------

         FOR VALUE RECEIVED, the undersigned hereby jointly and severally promise to pay to the order of Arthur B. Ingalls the sum of Dollars ($4,000.00), together with interest thereon at the rate of 18.25% per annum on the unpaid balance. Said sum shall be paid in the manner following:

                           June 20, 1996 -           60.83
                           July 20, 1996 -           60.83
                         August 20, 1996 -           60.83
                       September 20,1996 -           60.83
                         October 20,1996 -           60.83
                       November 20, 1996 -        4,060.83

         All payments shall be first applied to interest and the balance to principal. This note may be prepaid at any time, in whole or in part without penalty. All prepayments shall be applied in reverse order of maturity.

         This note shall at the option of any holder hereof be immediately due and payable upon the failure to make any payment due hereunder within 180 days of its due date.

Signed in the presence of:


/s/ Caroline P. Anderson                   /s/James R. Shaw
------------------------------             ---------------------------------
Witness                                    Borrower - Classic Restaurants Int'l
                                           James R. Shaw, President/CEO

                                    GUARANTEE


The undersigned hereby guarantees unto Arthur B. Ingalls ("Note Holder"), and his successors and assigns, the prompt payment of any and all indebtedness which Classic Restaurants International, Inc., a Colorado corporation ("Debtor"), may now or at any time hereafter owe to Note Holder, together with interest thereon and costs of collection thereof, including reasonable attorney's fees.

Note Holder is hereby given full power to make advances and to cancel, release, make any alterations, renewals, and extensions of, decrease or increase the amount of principal or interest of such indebtedness as Note Holder and Debtor may expressly or impliedly agree upon, or release, decrease, increase, make substitutions of or otherwise alter any collateral or property securing such indebtedness or any part thereof, and otherwise to deal with Debtor or any endorser or co-guarantor as Note Holder may elect, without in any way diminishing, releasing, or discharging the liability hereunder of the undersigned. Such liability shall be continuing and shall only be affected by the payment of Note Holder of the full amount of all indebtedness which may now or any time hereafter be owing from Debtor to Note Holder; provided that no payments made by or on behalf of the undersigned to Note Holder shall be held to discharge or diminish the continuing liability of Debtor hereunder, unless and until written notice is given to Note Holder that such payments are at the time thereof being made for the purpose of liquidating such liability. The liability of the undersigned is not in consideration or contingent upon the liability of any person hereunder or under any similar instrument.

All notices or other communications provided for herein to be sent or given to the undersigned shall be deemed validly and properly given or made if in writing and delivered by hand or certified mail, return receipt requested, postage prepaid, addressed as follows:

                           James R. Shaw
                           1817 Bally Bunion Drive
                           Duluth, Georgia 30155

This Guarantee shall be construed and interpreted according to the laws of the State of Colorado.

                                                   GUARANTOR:



DATE: 5/23/96                                      /s/James R. Shaw
     --------------------------                    --------------------------
                                                   JAMES R. SHAW
                                                   INDIVIDUALLY

                                 PROMISSORY NOTE




$5,000.00                                              DATED:  MAY 25, 1996
                                                       ------

PRINCIPAL AMOUNT: Five Thousand Dollars                STATE OF: Georgia
----------------                                       --------

         FOR VALUE RECEIVED, the undersigned hereby jointly and severally promise to pay to the order of Kenneth E. Nettleton the sum of Dollars ($5,000.00), together with interest thereon at the rate of 18.25% per annum on the unpaid balance. Said sum shall be paid in the manner following:

                           June 25, 1996 -           76.04
                           July 25, 1996 -           76.04
                         August 25, 1996 -           76.04
                       September 25,1996 -           76.04
                         October 25,1996 -           76.04
                       November 25, 1996 -        5,076.04

         All payments shall be first applied to interest and the balance to principal. This note may be prepaid at any time, in whole or in part without penalty. All prepayments shall be applied in reverse order of maturity.

         This note shall at the option of any holder hereof be immediately due and payable upon the failure to make any payment due hereunder within 180 days of its due date.

Signed in the presence of:


/s/ Caroline P. Anderson                   /s/James R. Shaw
------------------------------             ---------------------------------
Witness                                    Borrower - Classic Restaurants Int'l
                                           James R. Shaw, President/CEO

                                    GUARANTEE


The undersigned hereby guarantees unto Kenneth E. Nettleton ("Note Holder"), and his successors and assigns, the prompt payment of any and all indebtedness which Classic Restaurants International, Inc., a Colorado corporation ("Debtor"), may now or at any time hereafter owe to Note Holder, together with interest thereon and costs of collection thereof, including reasonable attorney's fees.

Note Holder is hereby given full power to make advances and to cancel, release, make any alterations, renewals, and extensions of, decrease or increase the amount of principal or interest of such indebtedness as Note Holder and Debtor may expressly or impliedly agree upon, or release, decrease, increase, make substitutions of or otherwise alter any collateral or property securing such indebtedness or any part thereof, and otherwise to deal with Debtor or any endorser or co-guarantor as Note Holder may elect, without in any way diminishing, releasing, or discharging the liability hereunder of the undersigned. Such liability shall be continuing and shall only be affected by the payment of Note Holder of the full amount of all indebtedness which may now or any time hereafter be owing from Debtor to Note Holder; provided that no payments made by or on behalf of the undersigned to Note Holder shall be held to discharge or diminish the continuing liability of Debtor hereunder, unless and until written notice is given to Note Holder that such payments are at the time thereof being made for the purpose of liquidating such liability. The liability of the undersigned is not in consideration or contingent upon the liability of any person hereunder or under any similar instrument.

All notices or other communications provided for herein to be sent or given to the undersigned shall be deemed validly and properly given or made if in writing and delivered by hand or certified mail, return receipt requested, postage prepaid, addressed as follows:

                           James R. Shaw
                           1817 Bally Bunion Drive
                           Duluth, Georgia 30155

This Guarantee shall be construed and interpreted according to the laws of the State of Colorado.

                                                   GUARANTOR:



DATE: 5/28/96                                      /s/James R. Shaw
     --------------------------                    --------------------------
                                                   JAMES R. SHAW
                                                   INDIVIDUALLY